UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10401

Trust for Professional Managers
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
(Address of principal executive offices) (Zip code)

Adam W. Smith
U.S. Bancorp Fund Services, LLC
 615 East Michigan Street
Milwaukee, WI  53202
(Name and address of agent for service)

(414) 765-6115
Registrant's telephone number, including area code

Date of fiscal year end: May 31

Date of reporting period:  May 31, 2015

Item 1. Reports to Stockholders.

Annual Report

Visium Event Driven Fund
Institutional Class (Symbol: VIDIX)
Investor Class (Symbol: VIDVX)

May 31, 2015

Investment Adviser

Visium Asset Management, LP
888 Seventh Avenue, 22nd Floor
New York, New York 10019

Phone: 1-855-9VISIUM
www.visiummutualfunds.com

Table of Contents

LETTER TO SHAREHOLDERS	3

EXPENSE EXAMPLE	7

INVESTMENT HIGHLIGHTS	9

SCHEDULE OF INVESTMENTS	12

SCHEDULE OF SECURITIES SOLD SHORT	18

SCHEDULE OF OPTIONS WRITTEN	20

SCHEDULE OF TOTAL RETURN SWAPS	21

STATEMENT OF ASSETS AND LIABILITIES	22

STATEMENT OF OPERATIONS	23

STATEMENTS OF CHANGES IN NET ASSETS	24

FINANCIAL HIGHLIGHTS	25

NOTES TO FINANCIAL STATEMENTS	27

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM	39

NOTICE OF PRIVACY POLICY & PRACTICES	40

ADDITIONAL INFORMATION	41

VISIUM EVENT DRIVEN FUND:  TWELVE MONTH PERIOD ENDED MAY 31, 2015

Dear Shareholder:

The Visium Event Driven Fund posted a gain of +0.86% including dividends and net of fees and expenses for the twelve month period ended May 31, 2015.  During this twelve month period the S&P 500 Index posted a gain of +11.81%.

The U.S. equity markets moved higher over the past twelve months as U.S. corporate profits and cash flow continued to exceed market expectations.  A number of important geopolitical and economic developments weighed on the markets, but in the end, the U.S. markets reflected the continued favorable profit performance for U.S. companies.  Geopolitical headwinds were created by the on-going conflicts in the Middle East (Iraq, Iran, Syria) and Ukraine, which resulted in continued economic sanctions and disruptions overseas. Additionally, the Greek sovereign debt crisis remained an overhang for the markets, along with slow growth or potential economic contraction in key emerging markets, such as China and Brazil, which weighed on global economic activity and has created economic uncertainty.

Economic developments of note in the U.S. during the twelve month period included the collapse of energy prices beginning in June 2014 and the simultaneous rise of the U.S. dollar versus other major world currencies. Crude oil prices declined by roughly 60% from June 2014 through March 2015 and the U.S. dollar rose 25% over the same period versus a basket of major world currencies.  The decline in energy prices had the potential to create a meaningful economic tailwind for the U.S. economy going into 2015, while the sharp rise in the dollar created the potential for a stiff headwind for export-driven U.S. companies.  Unseasonably cold winter weather in most parts of the U.S. contributed to an economic slowdown, resulting in a reported drop in U.S. GDP during the 2015 first quarter of 0.7%.  In the face of these various economic cross currents, corporate profits and cash flow continued to move higher.

Mergers and acquisitions (“M&A”) and restructuring activity during the twelve month period remained robust and provided an increased number of investment opportunities for our strategy.  However, the event driven space experienced a high level of volatility during this period as several large and high profile transactions became troubled and were ultimately terminated.  Examples include the proposed Time Warner Cable Inc./21st Century Fox merger, the merger of T-Mobile US Inc. and Sprint Corp, the merger of Shire PLC with AbbVie Inc. and the merger of Time Warner Cable Inc. with Comcast Corporation.  In addition, Treasury regulations associated with potential tax inversion mergers were proposed which created volatility in a number of early-stage deals and pressured other trades in the event driven space.

The event driven sub-strategies, which are focused on companies involved in activist initiatives, restructurings and special situations, posted gains during the quarter, led by long positions in Pinnacle Entertainment Inc., Lamar Advertising Co, Hartford Financial Services Group Inc., Nuance Communications Inc. and Iron Mountain Inc.  Losses in the event driven sub-strategies were driven by long positions in Paragon Offshore PLC, Noble Corp PLC, New Senior Investment Group Inc., SunCoke Energy Inc. and Occidental Petroleum Corporation.  Gains in the merger arbitrage sub-strategy were led by long positions in Time Warner Cable Inc., Actavis, DirecTV, Lorillard LLC and Baker Hughes Incorporated, while losses were led by positions in Comcast Corporation, Shire PLC, Tokyo Electron LTD, Cumulus Media Inc. and AT&T Inc.  There were a number of high profile terminated merger transactions during the year-ended May 31, 2015 and we were able to mitigate losses on those positions through hedging strategies in a number of cases.  The portfolio also experienced losses in a number of its market ETF hedges and currency hedges during the year ended May 31, 2015.

Outlook

Much of stock market commentary today is centered on the potential impact on stock prices if the Federal Reserve (“Fed”) raises short-term interest rates later this year.  While it is possible that higher interest rates will provide a headwind to stock prices in the next few years, a review of previous Fed tightening cycles indicates that the negative impact on stock prices will likely be modest.

While the current focus by many investors is on the future path of interest rates, we believe another macro development has been a significant and powerful driver to stock prices in recent years and warrants some discussion.  The slow-growing economic backdrop in the U.S., low interest rates, low inflation, and other factors have created a set of economic and market conditions that should support continued high levels of profitability and cash flow for U.S. companies, as well as a favorable stock market environment going forward.  Since the recovery from the 2008 financial crisis, slack demand for products and services has enabled many U.S. companies to reduce capital expenditures resulting in strong free cash flow.  This strong cash flow has been recycled back into the equity markets in a number of ways and is one of the factors that has been driving higher stock prices in recent years.

In May 2015, the Wall Street Journal published an article that discussed how U.S. companies are returning an increasing amount of cash flow to shareholders in the form of stock buybacks and dividends, and a review of the data helps explain how this increase has been a driver of stock price performance.1 The article cites data from research service S&P Capital IQ and focuses on S&P 500 companies.  The data shows the percentage of operating cash flow (or EBITDA) that has been allocated by these companies to capital spending and to stock buybacks and dividends during the 11 year period from calendar 2003 through 2013.  According to the data, capital allocated to capital expenditures went from 33.3% of operating cash flow in 2003 to 28.7% in 2013 – a decline of 4.6%.  During this same 11 year period, capital returned to shareholders through stock buybacks and dividends rose from 17.7% of operating cash flow in 2003 to 36.1% in 2013 – an increase of 18.4%.  We believe this trend of restraint toward capital spending along with an emphasis on capital return to shareholders has continued in 2014 and 2015 and may continue into the future.  Estimates from Deutsche Bank Securities show that S&P 500 companies returned $820 billion of capital to shareholders through dividends and net buybacks for the trailing twelve month period ended March 31, 2015.  Regarding stock buybacks specifically, Deutsche Bank estimates that announcements for U.S. companies during the 2015 first quarter earnings period (stock buybacks are typically announced with quarterly results) totaled $300 billion – this compares to average quarterly buyback announcements in 2014 of $140 billion.

Another factor driving equity market performance has been the “share shrink” associated with the increase in M&A activity. In many cases today, deals are being funded primarily by
___________

1	“Firms send more cash back to shareholders,” The Wall Street Journal, May 27, 2015.

cash holdings and borrowings which results in a reduction in total share float when the target company’s shares are retired.  According to data from Bloomberg, global M&A announcements in 2014 came to $3.3 trillion in 2014, an increase of 38% versus 2013.  If the current pace of M&A announcements in 2015 is maintained through year-end, global M&A announcements could exceed 2014 by approximately 10%.  It is important to note that the current level of M&A announcements is still below that last peak of $4.0 trillion of deal announcements in 2007.

In an increasing number of instances, the capital return to shareholders combined with M&A transactions at companies is providing a technical tailwind to the equity markets that many believe is the result of pressure on companies from activist shareholders.  Data from Factset shows that activist campaigns against companies have risen sharply over the past five years.  Capital in activist funds has more than doubled over the past five years and today stands at over $130 billion according to estimates from Hedge Fund Research.

With the combination of growing cash flow for U.S. companies driving capital return to shareholders and the high levels of M&A and restructuring activity, we expect to see an increasing number of investment opportunities.

We thank you for your continued support.

Past performance is not a guarantee of future results.

Opinions expressed are those of the Investment Manager and are subject to change, not guaranteed, and should not be considered investment advice.

Must be preceded or accompanied by a Prospectus

Mutual fund investing involves risk. Principal loss is possible. Event driven investments carry the risk that an expected event or transaction may not be completed, or be completed on less favorable terms than expected. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in lower-rated and non-rated securities present a greater risk of loss of principal and interest than higher rated securities. The Fund may make short sales of securities, which involves the risk that losses to those securities may exceed the original amount invested by the Fund. Investments in foreign securities involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater for emerging markets. Investments in micro, small and medium capitalization companies involve less liquidity and greater volatility than investments in larger companies. The Fund may use certain types of investment derivatives such as futures, forwards, and swaps. Derivatives involve risks different from, and in certain cases, greater than the risks presented by more traditional investments. The Fund may purchase IPOs (initial public offerings) which can fluctuate considerably and could have a magnified impact on fund performance when the Fund’s asset base is small. The Fund may invest in other investment companies and ETFs and will bear its share of fees and expenses, in addition to indirectly bearing the principal risks of those underlying funds. The Fund may have a higher turnover rate which could result in higher transaction costs and higher tax liability which may affect returns.

The S&P 500 Index is an unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio.  Individuals cannot invest directly into an Index.

Free cash flow is earnings before depreciation, amortization, and non-cash charges minus maintenance capital expenditures.

EBITDA – Earnings before interest, taxes, depreciation and amortization is an approximate measure of a company’s operating cash flow based on data from the company’s income statement. Calculated by looking at earnings before the deduction of interest expenses, taxes, depreciation, and amortization.

Please refer to the schedule of investments included in this report for holdings information. Fund Holdings and Sector allocations should not be considered a recommendation to buy or sell any security.  In addition, please note that the Fund holdings and sector allocations are subject to change.

Any tax or legal information provided is merely a summary of our understanding and interpretation of some of the current income tax regulations and is not exhaustive. Investors must consult their tax advisor or legal counsel for advice and information concerning their particular situation. Neither the Fund nor any of its representatives may give legal or tax advice.

The Visium Event Driven Fund is distributed by Quasar Distributors, LLC.

VISIUM EVENT DRIVEN FUND
Expense Example
(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, distribution and service (12b-1) fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (December 1, 2014–May 31, 2015).

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. Although the Fund charges no sales load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. Individual Retirement Accounts will be charged a $15.00 annual maintenance fee. You will be charged a redemption fee equal to 2.00%, of the net amount of the redemption if you redeem shares of the Fund within 90 days of purchase.  To the extent the Fund invests in shares of ETFs or other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the Example. The Example includes, but is not limited to, management fees, distribution and service (12b-1) fees, fund administration and accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Continued

VISIUM EVENT DRIVEN FUND
Expense Example (Continued)
(Unaudited)

	Institutional Class
			Expenses Paid
	Beginning	Ending	During Period
	Account Value	Account Value	December 1, 2014 –
	December 1, 2014	May 31, 2015	May 31, 2015
Actual**	$1,000.00	$1,009.60	$13.08
Hypothetical (5% return
before expenses)***	$1,000.00	$1,011.92	$13.09

*
Expenses are equal to the Fund’s annualized expense ratio of 2.61%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).  Excluding dividends on short positions and interest expense, the Fund’s annualized expense ratio would be 1.75%.

**	Excluding dividends on short positions and interest expense, your expenses for the one-half year period covered by this report would be $8.77.
***	Excluding dividends on short positions and interest expense, your hypothetical expenses for the one-half year period covered by this report would be $8.80.

	Investor Class
			Expenses Paid
	Beginning	Ending	During Period
	Account Value	Account Value	December 1, 2014 –
	December 1, 2014	May 31, 2015	May 31, 2015
Actual**	$1,000.00	$1,008.00	$14.47
Hypothetical (5% return
before expenses)***	$1,000.00	$1,010.52	$14.49

*
Expenses are equal to the Fund’s annualized expense ratio of 2.89%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).  Excluding dividends on short positions and interest expense, the Fund’s annualized expense ratio would be 2.00%.

**	Excluding dividends on short positions and interest expense, your expenses for the one-half year period covered by this report would be $10.01.
***	Excluding dividends on short positions and interest expense, your hypothetical expenses for the one-half year period covered by this report would be $10.05.

VISIUM EVENT DRIVEN FUND
Investment Highlights
(Unaudited)

The investment objective of the Fund is to achieve capital growth while maintaining a low correlation to and lower volatility than the S&P 500® Index.  The Fund pursues its investment objective by employing an event-driven investment approach targeting the equity and fixed income securities of companies that the Adviser believes will be impacted by pending or anticipated corporate events.  Such corporate events include, but are not limited to, mergers, acquisitions, spin-offs, bankruptcy restructurings, stock buybacks, industry consolidations, large capital expenditure programs, significant management changes, self-liquidations or other similar events.

Portfolio Allocation
As of May 31, 2015
% of Net Assets

**	Valued at the net unrealized appreciation (depreciation).

Continued

VISIUM EVENT DRIVEN FUND
Investment Highlights (Continued)
(Unaudited)

Average Annual Returns—For Periods Ended May 31, 2015

	6	One	3	5	10
	Month	Year	Year	Year	Year
Visium Event Driven Fund –
Institutional Class	0.96%	0.86%	5.37%	2.55%	2.87%
Visium Event Driven Fund –
Investor Class	0.80%	0.51%	5.21%	2.46%	2.83%
S&P 500 Index	2.97%	11.81%	19.67%	16.54%	8.12%

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-855-9VISIUM.

Investment performance for the Fund reflects the waiver and recovery of previously waived expenses by the Adviser.  In the absence of such waivers, total returns would be reduced.

The returns shown in the table above and the following graph assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  The graph below illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on the Fund’s inception date.  The graph does not reflect any future performance.

The S&P 500 Index includes 500 common stocks, most of which are listed on the New York Stock Exchange.  The Index is a market capitalization-weighted index representing approximately two-thirds of the total market value of all domestic common stocks.

One cannot invest directly in an index.

Continued

VISIUM EVENT DRIVEN FUND
Investment Highlights (Continued)
(Unaudited)

Institutional Class
Growth of $100,000 Investment

*
Inception Date. On July 31, 2013, the Visium Catalyst Event Driven Fund, LP, a limited partnership managed by the Adviser on a fully discretionary basis, converted into the Fund by transferring all of its assets to the Fund in exchange for shares of the Fund.

Investor Class
Growth of $10,000 Investment

*
Inception Date. On July 31, 2013, the Visium Catalyst Event Driven Fund, LP, a limited partnership managed by the Adviser on a fully discretionary basis, converted into the Fund by transferring all of its assets to the Fund in exchange for shares of the Fund.

VISIUM EVENT DRIVEN FUND

Schedule of Investments

May 31, 2015

	Shares	Value

COMMON STOCKS – 78.86%

Aerospace & Defense – 3.74%
B/E Aerospace, Inc.	16,654	$954,940

Airlines – 0.09%
AMR Corp. Escrow (a)(e)	8,077	23,343

Auto Components – 2.39%
Visteon Corp. (a)	5,578	610,903

Banks – 1.55%
City National Corp. (c)	3,627	334,337
Susquehanna Bancshares, Inc.	4,348	60,394
		394,731

Beverages – 2.72%
Molson Coors Brewing Co.	9,450	693,441

Biotechnology – 0.07%
PTC Therapeutics, Inc. (a)	324	18,821

Chemicals – 9.71%
Ashland, Inc. (c)	5,567	709,236
Huntsman Corp.	26,852	602,559
Sigma-Aldrich Corp.	2,410	335,713
Syngenta AG – ADR	424	38,597
WR Grace & Co. (a)	8,079	791,176
		2,477,281

Communications Equipment – 0.09%
Mitel Networks Corp. (a)(b)	2,336	21,725

Electrical Equipment – 0.29%
GrafTech International Ltd. (a)	14,670	74,377

Energy Equipment & Services – 0.87%
Baker Hughes, Inc.	2,660	171,463
Paragon Offshore PLC (b)	29,748	49,382
		220,845

Health Care Providers & Services – 5.86%
Brookdale Senior Living, Inc. (a)	26,257	989,626
Catamaran Corp. (a)(b)	2,081	124,548
Cigna Corporation	642	90,413
Humana, Inc.	217	46,579

The accompanying notes are an integral part of these financial statements.

VISIUM EVENT DRIVEN FUND

Schedule of Investments (Continued)

May 31, 2015

	Shares	Value

COMMON STOCKS – 78.86% (Continued)

Health Care Providers & Services – 5.86% (Continued)
Omnicare, Inc.	2,150	$204,873
Quest Diagnostics, Inc.	530	39,872
		1,495,911

Hotels, Restaurants & Leisure – 9.47%
Bob Evans Farms, Inc. (c)	21,549	989,745
Life Time Fitness, Inc. (a)	1	72
MGM Resorts International (a)	40,796	817,960
Pinnacle Entertainment, Inc. (a)	15,278	564,828
Starwood Hotels & Resorts Worldwide, Inc.	530	43,863
		2,416,468

Household Durables – 0.95%
Lennar Corp. – Class A (c)	6,269	241,607

Insurance – 6.69%
Hartford Financial Services Group, Inc. (c)	11,327	465,653
National Interstate Corp.	19,503	498,691
XL Group PLC (b)	19,707	742,560
		1,706,904

Internet Software & Services – 5.42%
AOL, Inc. (a)	2,150	107,521
eBay, Inc. (a)	14,651	898,985
Yahoo! Inc. (a)	6,946	298,227
Yelp, Inc. (a)	1,600	76,656
		1,381,389

Machinery – 1.28%
Pall Corp.	365	45,420
SPX Corp.	3,780	280,892
		326,312

Media – 6.87%
Cumulus Media, Inc. (a)	18,980	44,793
DIRECTV (a)	8,859	806,523
Gannett Co., Inc.	22,656	810,858
Time Warner Cable, Inc.	494	89,360
		1,751,534

The accompanying notes are an integral part of these financial statements.

VISIUM EVENT DRIVEN FUND

Schedule of Investments (Continued)

May 31, 2015

	Shares	Value

COMMON STOCKS – 78.86% (Continued)

Metals & Mining – 4.34%
Gold Fields Ltd. – ADR	108,286	$369,255
SunCoke Energy, Inc.	45,399	738,188
		1,107,443

Multiline Retail – 0.45%
Family Dollar Stores, Inc.	1,492	115,660

Pharmaceuticals – 3.85%
Abbvie, Inc. (c)	1,832	121,984
Hospira, Inc. (a)	1,663	147,043
Mylan NV (a)(b)	1,099	79,820
Perrigo Co. PLC (b)	395	75,169
Zoetis, Inc.	11,207	557,772
		981,788

Road & Rail – 1.29%
Hertz Global Holdings, Inc. (a)	14,768	293,736
Quality Distribution, Inc. (a)	2,155	34,092
		327,828

Semiconductors & Semiconductor Equipment – 1.14%
Altera Corp.	2,229	108,887
Broadcom Corp.	3,187	181,181
		290,068

Software – 4.45%
Nuance Communications, Inc. (a)	67,300	1,135,351

Specialty Retail – 3.97%
ANN, INC. (a)	3,230	151,002
Vitamin Shoppe, Inc. (a)	20,175	800,948
World Duty Free SpA (a)(b)	5,375	59,647
		1,011,597

Technology Hardware, Storage & Peripherals – 0.25%
BlackBerry Ltd. (a)(b)	6,450	63,210

Tobacco – 1.06%
Lorillard, Inc. (c)	3,732	270,495

Wired Telecommunications Carriers – 0.00%
Adelphia Recovery Trust (a)	510,588	1,021
TOTAL COMMON STOCKS (Cost $19,485,267)		20,114,993

The accompanying notes are an integral part of these financial statements.

VISIUM EVENT DRIVEN FUND

Schedule of Investments (Continued)

May 31, 2015

	Principal
	Amount	Value

CORPORATE BONDS – 0.02%

Communications – 0.02%
Adelphia Communications Corp. Sr. Note
7.50%, 01/15/2004 (d)	$237,265	$2,135
7.75%, 01/15/2009 (d)	188,958	945
10.25%, 06/15/2011 (d)	304,655	2,742
7.88%, 05/01/2009 (d)	54,446	272
TOTAL CORPORATE BONDS (Cost $6,094)		6,094

	Shares

REAL ESTATE INVESTMENT TRUSTS – 9.63%
Colony Financial, Inc.	34,059	873,954
Lamar Advertising Co.	4,966	301,039
Macerich Co.	1,075	88,268
New Senior Investment Group, Inc.	35,841	571,664
NorthStar Realty Finance Corp.	34,153	619,535
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $2,422,238)		2,454,460

RIGHTS – 0.00%
Community Health Systems, Inc. (a)	3,128	50
TOTAL RIGHTS (Cost $31)		50

WARRANTS – 0.00%
RLJ Entertainment, Inc. (a)	3,980	279
TOTAL WARRANTS (Cost $1,393)		279

	Contracts

PURCHASED OPTIONS – 0.26%

Call Options – 0.04%
Alcatel-Lucent
Expiration: June, 2015, Exercise Price: $3.50	2	100
Alibaba Group Holdings, Ltd.
Expiration: June, 2015, Exercise Price: $90.00	16	3,008
Applied Materials, Inc.
Expiration: July, 2015, Exercise Price: $25.00	37	111
BlackBerry Ltd.
Expiration: June, 2015, Exercise Price: $11.00	21	168
Expiration: June, 2015, Exercise Price: $12.00	17	68

The accompanying notes are an integral part of these financial statements.

VISIUM EVENT DRIVEN FUND

Schedule of Investments (Continued)

May 31, 2015

	Contracts	Value

PURCHASED OPTIONS – 0.26% (Continued)

Call Options – 0.04% (Continued)
Catamaran Corp.
Expiration: October, 2015, Exercise Price: $62.50	43	$430
Synergy Pharmaceuticals, Inc.
Expiration: July, 2015, Exercise Price: $5.00	22	1,320
Time Warner Cable, Inc.
Expiration: July, 2015, Exercise Price: $170.00	2	2,540
Williams Cos, Inc.
Expiration: July, 2015, Exercise Price: $55.00	161	3,542
TOTAL CALL OPTIONS		11,287

Put Options – 0.22%
Abbvie, Inc.
Expiration: August, 2015, Exercise Price: $220.00	7	105
Altera Corp.
Expiration: June, 2015, Exercise Price: $37.00	21	630
ANN, INC.
Expiration: June, 2015, Exercise Price: $39.00	32	160
AT&T, Inc.
Expiration: June, 2015, Exercise Price: $34.00	54	1,890
Cumulus Media, Inc.
Expiration: September, 2015, Exercise Price: $2.50	150	6,750
Expiration: September, 2015, Exercise Price: $5.00	37	9,990
DIRECTV
Expiration: June, 2015, Exercise Price: $85.00	36	2,124
Dresser-Rand Group, Inc.
Expiration: September, 2015, Exercise Price: $70.00	14	2,100
Halliburton Co.
Expiration: July, 2015, Exercise Price: $40.00	16	400
Lorillard, Inc.
Expiration: June, 2015, Exercise Price: $67.50	11	1,045
PTC Therapeutics, Inc.
Expiration: June, 2015, Exercise Price: $40.00	5	165
Syngenta AG
Expiration: June, 2015, Exercise Price: $80.00	4	360
Time Warner Cable, Inc.
Expiration: July, 2015, Exercise Price: $150.00	12	120
Yahoo, Inc.
Expiration: January, 2016, Exercise Price: $41.00	86	24,768

The accompanying notes are an integral part of these financial statements.

VISIUM EVENT DRIVEN FUND

Schedule of Investments (Continued)

May 31, 2015

	Contracts	Value

PURCHASED OPTIONS – 0.26% (Continued)

Put Options – 0.22% (Continued)
Yelp, Inc.
Expiration: July, 2015, Exercise Price: $45.00	16	$5,200
TOTAL PUT OPTIONS		55,807
TOTAL PURCHASED OPTIONS (Cost $129,770)		67,094
TOTAL INVESTMENTS (Cost $22,044,793) – 88.77%		22,642,970
Other Assets in Excess of Liabilities – 11.23%		2,864,652
TOTAL NET ASSETS – 100.00%		$25,507,622

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Foreign issued security.
(c)	All or a portion of this security is pledged as collateral for options written.
(d)	Securities in default.
(e)	The security is deemed to be illiquid. The value of the security $23,343, represents 0.09% of net assets.

Abbreviations:
ADR	American Depositary Receipt
AG	Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e. owned by shareholders.
Ltd.	Limited Liability Company
NV	Naamloze Vennootschap is a Dutch term for publicly traded companies.
PLC	Public Limited Company.
SpA	Società per Azioni is the Italian term for a limited share company.

The Schedule of Investments incorporates the Global Industry Classification Standard (GICS®).  GICS was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

VISIUM EVENT DRIVEN FUND

Schedule of Securities Sold Short

May 31, 2015

	Shares	Value

SECURITIES SOLD SHORT – 35.48%

Airlines – 0.09%
American Airlines Group, Inc.	549	$23,261

Banks – 0.78%
BB&T Corp.	1,100	43,417
M&T Bank Corp.	61	7,373
Royal Bank of Canada (a)	2,333	148,449
		199,239

Diversified Telecommunication Services – 1.28%
AT&T, Inc.	9,471	327,128

Electric Utilities – 0.36%
Pepco Holdings, Inc.	3,402	92,705

Energy Equipment & Services – 0.79%
Halliburton Co.	4,459	202,439

Food & Staples Retailing – 0.53%
Sysco Corp.	3,656	135,857

Health Care Providers & Services – 0.48%
Aetna, Inc.	555	65,474
Anthem, Inc.	332	55,726
		121,200

Household Durables – 1.12%
Lennar Corp. – Class B	6,110	284,909

Insurance – 0.90%
Allstate Corp.	3,399	228,821

Internet Software & Services – 0.45%
Alibaba Group Holdings, Ltd. (a)	1,289	115,133

Machinery – 1.20%
Manitowoc Co., Inc.	16,180	305,155

Media – 0.12%
Charter Communications, Inc.	175	31,328

Multiline Retail – 0.11%
Dollar Tree, Inc.	367	27,521

The accompanying notes are an integral part of these financial statements.

VISIUM EVENT DRIVEN FUND

Schedule of Securities Sold Short (Continued)

May 31, 2015

	Shares	Value

SECURITIES SOLD SHORT – 35.48% (Continued)

Oil, Gas & Consumable Fuels – 0.27%
Williams Cos, Inc.	1,361	$69,547

Other Investment Pools and Funds – 25.04%
iShares Russell 2000 ETF (b)	10,866	1,346,515
iShares US Real Estate ETF (b)	19,380	1,457,957
SPDR S&P 500 ETF Trust (b)	10,189	2,151,204
SPDR S&P MidCap 400 ETF Trust (b)	5,160	1,432,416
		6,388,092

Pharmaceuticals – 0.42%
Abbvie, Inc.	1,588	105,745

Semiconductors & Semiconductor Equipment – 0.41%
Avago Technologies Ltd.	706	104,537

Specialty Retail – 0.91%
Ascena Retail Group, Inc.	2,268	33,521
Barnes & Noble, Inc.	8,459	198,956
		232,477

Tobacco – 0.22%
Reynolds American, Inc.	716	54,953
TOTAL SECURITIES SOLD SHORT (Proceeds $8,664,479)		$9,050,047

(a)	Foreign Issued security.
(b)	Exchange-traded fund.

The accompanying notes are an integral part of these financial statements.

VISIUM EVENT DRIVEN FUND

Schedule of Options Written

May 31, 2015

	Contracts	Value
OPTIONS WRITTEN – 0.00%

CALL OPTIONS – 0.00%
Time Warner Cable, Inc.
Expiration: July, 2015, Exercise Price: $185.00	2	$460
TOTAL CALL OPTIONS		460
TOTAL OPTIONS WRITTEN (Premiums received $378)		$460

The accompanying notes are an integral part of these financial statements.

VISIUM EVENT DRIVEN FUND

Schedule of Total Return Swaps

May 31, 2015 (Unaudited)

		Pay/
		Receive
		Total
		Return
		on					Unrealized
	Reference	Reference	Financing	Termination	Notional	Number	Appreciation
Counterparty	Entity	Entity	Rate	Date	Amount	of Units	(Depreciation)
Morgan	SABMiller
Stanley	PLC (a)	Pay	0.420%	5/10/2017	93,281	1,742	$(2,434)
Total net unrealized depreciation on total return swaps							$(2,434)

(a)	Foreign issued security.

The accompanying notes are an integral part of these financial statements.

VISIUM EVENT DRIVEN FUND

Statement of Assets and Liabilities

May 31, 2015

Assets
Investments, at value (cost $22,044,793)	$22,642,970
Cash	2,107,867
Foreign currencies (cost $270,143)	244,715
Dividends and interest receivable	21,288
Receivable for investments sold	371,988
Deposit for short sales at broker	10,403,461
Other assets	1,685
Total Assets	35,793,974

Liabilities
Securities sold short, at value (proceeds $8,664,479)	9,050,047
Written options, at value (premiums received of $378)	460
Payable for investments purchased	1,124,421
Payable to Adviser	27,682
Payable to affiliates	33,181
Payable for distribution fees	122
Payable for shareholder servicing fees	8,558
Payable for unrealized depreciation on open swap contracts	2,434
Accrued expenses and other liabilities	39,447
Total Liabilities	10,286,352
Net Assets	$25,507,622

Net assets consist of:
Paid-in capital	$25,914,903
Accumulated net investment loss	(123,889)
Accumulated net realized loss	(469,797)
Net unrealized appreciation (depreciation) on:
Investments	660,853
Securities sold short	(385,568)
Foreign currency translation	(22,614)
Purchased options	(62,676)
Written options	(82)
Swap contracts	(3,508)
Net Assets	$25,507,622

Institutional Class Shares
Net assets	$25,383,171
Shares of beneficial interest outstanding (unlimited
number of shares authorized, $0.001 par value)	2,536,620
Net asset value, redemption price and offering price per share	$10.01

Investor Class Shares
Net assets	$124,451
Shares of beneficial interest outstanding (unlimited
number of shares authorized, $0.001 par value)	12,472
Net asset value, redemption price and offering price per share	$9.98

The accompanying notes are an integral part of these financial statements.

VISIUM EVENT DRIVEN FUND

Statement of Operations

For the Year Ended May 31, 2015

Investment Income
Dividend income(1)	$467,123
Interest income	975
Total Investment Income	468,098

Expenses
Management fees	224,895
Dividends on short positions	121,280
Administration fees	100,762
Transfer agent fees & expenses	51,215
Interest and broker expenses	37,832
Federal & state registration fees	36,460
Custody fees	33,746
Audit and tax fees	27,682
Legal fees	16,580
Chief compliance officer fees and expenses	10,001
Fund accounting fees	7,890
Trustees’ fees and related expenses	5,778
Reports to shareholders	5,464
Shareholder servicing fees – Institutional Class	3,555
Distribution fees – Investor Class	225
Shareholder servicing fees – Investor Class	90
Other expenses	5,482
Total Expenses	688,937
Less waivers and reimbursement by Adviser (Note 4)	(214,791)
Net Expenses	474,146
Net Investment Loss	(6,048)

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Investments	659,055
Short transactions	(350,400)
Foreign currency translation	(16,155)
Purchased options	(180,914)
Written options	16,294
Swap contracts	19,679
Net change in unrealized appreciation (depreciation) on:
Investments	293,219
Short transactions	(192,483)
Foreign currency translation	(24,485)
Purchased options	(48,949)
Written options	(469)
Swap contracts	(3,508)
Net Realized and Unrealized Income on Investments	170,884
Net Increase in Net Assets from Operations	$164,836
________
(1)	Net of $681 in foreign withholding tax and issuance fees.

The accompanying notes are an integral part of these financial statements.

VISIUM EVENT DRIVEN FUND

Statements of Changes in Net Assets

	Year Ended	Period Ended
	May 31, 2015	May 31, 2014(1)
From Operations
Net investment loss	$(6,048)	$(1,950)
Net realized gain (loss) on:
Investments	659,055	854,382
Short transactions	(350,400)	(477,416)
Foreign currency translation	(16,155)	(12,835)
Purchased options	(180,914)	(55,951)
Written options	16,294	20,783
Swap contracts	19,679	—
Net change in unrealized
appreciation (depreciation) on:
Investments	293,219	367,634
Short transactions	(192,483)	(193,085)
Foreign currency translation	(24,485)	1,871
Purchased options	(48,949)	(13,727)
Written options	(469)	387
Swap contracts	(3,508)	—
Net increase in net assets from operations	164,836	490,093

From Distributions
Net investment income – Investor Class	(2,235)	—
Net investment income – Institutional Class	(416,232)	—
Net realized gains on investments – Investor Class	(3,032)	(394)
Net realized gains on investments – Institutional Class	(531,813)	(95,765)
Net decrease in net assets
resulting from distributions paid	(953,312)	(96,159)

From Capital Share Transactions
Proceeds from shares sold – Investor Class	90,543	75,500
Proceeds from shares sold – Institutional Class	10,450,000	11,826,229
Proceeds from shares issued from
transfer-in-kind – Institutional Class(2)	—	4,603,109
Net asset value of shares issued to shareholders in
payment of distributions declared – Investor Class	5,267	394
Net asset value of shares issued to shareholders in
payment of distributions declared – Institutional Class	948,046	95,765
Payments for shares redeemed – Investor Class	(35,372)	(7,677)
Payments for shares redeemed – Institutional Class	(992,941)	(1,156,699)
Net increase in net assets
from capital share transactions	10,465,543	15,436,621
Total increase in net assets	9,677,067	15,830,555

Net Assets
Beginning of Period	15,830,555	—
End of Period	$25,507,622	$15,830,555

Accumulated Net Investment Loss	$(123,889)	$—
________
(1)	The Fund commenced operations on July 31, 2013.
(2)	See Note 8 to financial statements.

The accompanying notes are an integral part of these financial statements.

VISIUM EVENT DRIVEN FUND – INSTITUTIONAL CLASS

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended	Period Ended
	May 31, 2015	May 31, 2014(1)
Net Asset Value, Beginning of Period	$10.57	$10.00

Income from investment operations:
Net investment gain (loss)(2)	0.20	0.00
Net realized and unrealized
gain (loss) on investments	(0.12)	0.66
Total from investment operations	0.08	0.66

Less distributions paid:
From net investment income	(0.28)	—
From net realized gain on investments	(0.36)	(0.09)
Total distributions paid	(0.64)	(0.09)
Net Asset Value, End of Period	$10.01	$10.57
Total Return(3)	0.86%	6.59%

Supplemental Data and Ratios:
Net assets, end of period (000’s)	$25,383	$15,761
Ratio of expenses to average net assets:
Before waivers and
reimbursements of expenses(4)(5)	3.82%	4.88%
After waivers and
reimbursements of expenses(4)(5)	2.63%	2.28%
Ratio of net investment income (loss)
to average net assets:
Before waivers and
reimbursements of expenses(5)	(1.22)%	(2.62)%
After waivers and
reimbursements of expenses(5)	(0.03)%	(0.02)%
Portfolio turnover rate(3)	179.33%	215.26%
________
(1)	The Fund commenced operations on July 31, 2013.
(2)	Per share net investment loss was calculated using average shares outstanding.
(3)	Not annualized for periods less than a full year.
(4)
The ratio of expenses to average net assets includes dividends on short positions and interest expense.  The before waiver and expense reimbursement and after waiver and expense reimbursement ratios excluding dividends on short positions and interest expense were 2.94% and 1.75%, 4.35% and 1.75%, for the years ended May 31, 2015 and  May 31, 2014, respectively.

(5)	Annualized for periods less than a full year.

The accompanying notes are an integral part of these financial statements.

VISIUM EVENT DRIVEN FUND – INVESTOR CLASS

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended	Period Ended
	May 31, 2015	May 31, 2014(1)
Net Asset Value, Beginning of Period	$10.56	$10.00

Income from investment operations:
Net investment income (loss)(2)	0.20	0.05
Net realized and unrealized
gain (loss) on investments	(0.16)	0.60
Total from investment operations	0.04	0.65

Less distributions paid:
From net investment income	(0.26)	—
From net realized gain on investments	(0.36)	(0.09)
Total distributions paid	(0.62)	(0.09)
Net Asset Value, End of Period	$9.98	$10.56
Total Return(3)	0.51%	6.49%

Supplemental Data and Ratios:
Net assets, end of period (000’s)	$124	$69
Ratio of expenses to average net assets:
Before waivers and
reimbursements of expenses(4)(5)	4.16%	6.04%
After waivers and
reimbursements of expenses(4)(5)	2.89%	2.63%
Ratio of net investment income (loss)
to average net assets:
Before waivers and
reimbursements of expenses(5)	(1.30)%	(2.81)%
After waivers and
reimbursements of expenses(5)	(0.03)%	0.60%
Portfolio turnover rate(3)	179.33%	215.26%
________
(1)	The Fund commenced operations on July 31, 2013.
(2)	Per share net investment loss was calculated using average shares outstanding.
(3)	Not annualized for periods less than a full year.
(4)
The ratio of expenses to average net assets includes dividends on short positions and interest expense.  The before waiver and expense reimbursement and after waiver and expense reimbursement ratios excluding dividends on short positions and interest expense were 3.27% and 2.00%,  5.41% and 2.00% for the years ended May 31, 2015 and  May 31, 2014, respectively.

(5)	Annualized for periods less than a full year.

The accompanying notes are an integral part of these financial statements.

VISIUM EVENT DRIVEN FUND
Notes to Financial Statements
May 31, 2015

(1)	Organization

Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Visium Event Driven Fund (the “Fund”) represents a distinct diversified series with its own investment objectives and policies within the Trust. The investment objective of the Fund is to achieve capital growth while maintaining a low correlation to and lower volatility than the S&P 500® Index. The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value.  On July 31, 2013, the Visium Catalyst Event Driven Fund, LP, a limited partnership managed by the Adviser on a fully discretionary basis, converted into the Fund by transferring all of its assets to the Fund in exchange for shares of the Fund.

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

(a)	Investment Valuation

Each security owned by the Fund, including long and short positions of common stock and real estate investment trusts, that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued.  When the security is listed on more than one exchange, the Fund will use the price of the exchange that the Fund generally considers to be the principal exchange on which the stock is traded.

Fund securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”) will be valued at the NASDAQ Official Closing Price (“NOCP”), which may not necessarily represent the last sale price.  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation.  If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the most recent quoted bid and asked prices on such day or the security shall be valued at the latest sale price on the composite market (defined as a consolidation of the trade information provided by national securities and foreign exchanges and over-the-counter markets as published by a pricing service).

Debt securities other than short-term instruments are valued at the mean between the closing bid and ask prices provided by a pricing service (“Pricing Service”).  If the closing bid and ask prices are not readily available, the Pricing Service may provide a price determined by a matrix pricing method or other analytical pricing models.  Short-term debt securities, such as commercial paper, bankers acceptances and U.S. Treasury Bills, having a maturity of 60 days or less are valued at amortized cost.  If a short-term debt security has a maturity of greater than 60 days, it is valued at market price.  Any discount or premium is accreted or amortized on a straight-line basis until maturity.

VISIUM EVENT DRIVEN FUND
Notes to Financial Statements (Continued)
May 31, 2015

When market quotations are not readily available, any security or other asset is valued at its fair value as determined under procedures approved by the Trust’s Board of Trustees.  These fair value procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual market value.  The intended effect of using fair value pricing procedures is to ensure that the Fund is accurately priced.

Exchange-traded options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”).  NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace.  Specifically, composite pricing looks at the last trades on the exchanges where the options are traded.  If there are no trades for the option on a given business day, composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded and the option will generally be classified as Level 2.  Futures contracts are valued at the settlement price at the closing of trading on the relevant exchange or board of trade.  If there was no sale on the applicable exchange or board of trade on such day, they are valued at the average of the quoted bid and ask prices as of the close of such exchange or board of trade.

When market quotations are not readily available, any security or other asset is valued at its fair value as determined under procedures approved by the Board of Trustees.  These fair value procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual market value.  The intended effect of using fair value pricing procedures is to ensure that the Fund is accurately priced.

In the case of foreign securities, the occurrence of certain events after the close of foreign markets, but prior to the time the Fund’s NAV is calculated (such as a significant surge or decline in the U.S. or other markets) often will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day.  The Fund will value foreign securities at prices supplied by a Pricing Service which take into account such events.  In such cases, uses of these evaluated prices can reduce an investor’s ability to seek to profit by estimating the Fund’s NAV in advance of the time the NAV is calculated.  These securities will generally be classified as Level 2.

Rights and warrants are valued at the last sale price at the close of the exchange on which the security is primarily traded.  Certain markets are not closed at the time that the Fund prices portfolio securities.  In these situations, snapshot prices are provided by the individual pricing services or other alternate sources at the close of the NYSE as appropriate.  Rights and warrants not traded on a particular day are valued at the mean between the bid and asked quotes or based on an intrinsic value when appropriate.  Otherwise fair value will be determined in accordance with the procedures approved by the Trust’s Board of Trustees.

VISIUM EVENT DRIVEN FUND
Notes to Financial Statements (Continued)
May 31, 2015

Financial Accounting Standards Board (“FASB”) Accounting Standards Codification, “Fair Value Measurements and Disclosures” Topic 820 (“ASC 820”), establishes an authoritative definition of fair value and sets out a hierarchy for measuring fair value.  ASC 820 requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the security such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value.  ASC 820 also requires enhanced disclosure regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1—	Quoted prices in active markets for identical securities.

Level 2—	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s investments and derivatives carried at fair value as of May 31, 2015:

	Level 1	Level 2	Level 3	Total
Assets(1):
Common Stocks	$20,030,982	$60,668	$23,343	$20,114,993
Corporate Bonds	—	6,094	—	6,094
Rights	50	—	—	50
Purchased Options	66,989	105	—	67,094
Real Estate Investment Trusts	2,454,460	—	—	2,454,460
Warrants	—	279	—	279
Total Assets	$22,552,481	$67,146	$23,343	$22,642,970

Liabilities:
Securities Sold Short	$9,050,047	$—	$—	$9,050,047
Written Options	460	—	—	460
Total Liabilities	$9,050,507	$—	$—	$9,050,507
Other Financial Instruments(2)
Swaps	$—	$2,434	$—	$2,434
Total Other
Financial Instruments	$—	$2,434	$—	$2,434

(1)	For further breakdown of common stock by industry type, please refer to the Schedule of Investments.
(2)	Other financial instruments are swap contracts not reflected in the Schedule of Investments, which are reflected at the net unrealized appreciation (depreciation) on the instrument.

VISIUM EVENT DRIVEN FUND
Notes to Financial Statements (Continued)
May 31, 2015

The Fund recognizes transfers between levels as of the beginning of the fiscal year.

There were no transfers into and out of Level 1 and 2 securities during the year ended May 31, 2015.

Level 3 Reconciliation Disclosure

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Change in
	Balance			Realized	unrealized	Transfers	Balance
	as of	Acqui-	Dispo-	Gain	appreciation	into	as of
Category	5/31/14	sitions	sitions	(Loss)	(depreciation)	Level 3	5/31/15
Common Stock	$15,023	$ —	$ —	$ —	$8,320	$ —	$23,343

The following table presents additional information about valuation methodologies and inputs used for investments that are measured at fair value and categorized within Level 3 as of May 31, 2015:

Impact to
Valuation
from an
	Fair Value	Valuation	Unobservable	increase
	May 31, 2015	Methodologies	Input(1)(2)	in Input(3)
Expected
Judgement on
		Liquidation	Disputed
Common Stocks	$23,343	Value	Bankruptcy Claims	Decrease

(1)
In determining certain of these inputs, management evaluates a variety of factors including economic conditions, foreign exchange rates, industry and market developments, market valuations of comparable companies and company specific developments.  Management has determined that market participants would take these inputs into account when valuing the investment.

(2)
The value of this security is currently being derived by Visium Advisers, and in accordance with the pricing procedures approved by the Valuation Committee of the Trust.  The valuation technique utilized is a fund flow statement with liquidation preferences of each stakeholder and includes a range of expected outcomes depending upon the courts judgment on disputed claims.

(3)
This column represents the directional change in the fair value of the Level 3 investments that would result from an increase to the corresponding unobservable input to other stakeholders. A decrease to the unobservable input would have the opposite effect.

During the year ended May 31, 2015, no securities were transferred into or out of Level 1 or 2.

(b)	Derivative Instruments

The Fund may use certain options and futures contracts and options on futures contracts (collectively, “Derivative Instruments”) as a substitute for a comparable market position in the underlying security, to attempt to hedge or limit the exposure of

VISIUM EVENT DRIVEN FUND
Notes to Financial Statements (Continued)
May 31, 2015

the Fund’s position, to create a synthetic money market position, for certain tax-related purposes and to effect closing transactions.

Options and futures prices can diverge from the prices of their underlying instruments.  Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect or no correlation also may result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded and from imposition of daily price fluctuation limits or trading halts.

The fair value of Derivative Instruments as reported within the Statement of Assets and Liabilities as of May 31, 2015:

	Asset Derivatives		Liability Derivatives
	Statement of		Statement of
	Assets &		Assets &
Derivatives not accounted	Liabilities		Liabilities
for as hedging instruments	Location	Value	Location	Value
Equity Contracts – Options			Options
	Investments,		written,
	at value	$67,094	at value	$460
Equity Contracts – Swaps	Unrealized		Unrealized
	appreciation		depreciation
	on open		on open
	swap contracts	$—	swap contracts	$2,434
Total		$67,094		$2,894

The effect of derivative instruments on the income for the year ended May 31, 2015 was as follows:

	Amount of Realized Gain or (Loss)
	on Derivatives Recognized in Income
Derivatives not accounted	Purchased	Written	Swap
for as hedging instruments	Options	Options	Contracts	Total
Equity Contracts	$(180,914)	$16,294	$(19,679)	$(184,299)
Total	$(180,914)	$16,294	$(19,679)	$(184,299)

	Change in Unrealized
	Appreciation or (Depreciation)
	on Derivatives Recognized in Income
Derivatives not accounted	Purchased	Written	Swap
for as hedging instruments	Options	Options	Contracts	Total
Equity Contracts	$(48,949)	$(469)	$(2,434)	$(51,852)
Total	$(48,949)	$(469)	$(2,434)	$(51,852)

VISIUM EVENT DRIVEN FUND
Notes to Financial Statements (Continued)
May 31, 2015

ASU 2011-11 “Disclosures about Offsetting Assets and Liabilities” deals with offsetting assets and liabilities on the Statement of Assets and Liabilities with respect to derivative instruments.  The Fund is not subject to any Master Netting Arrangements, therefore the Fund was not required to offset any assets or liabilities.

(c)	Options

The Fund may purchase and write call or put options on securities and indices and enter into related closing transactions.  As a holder of a call option, the Fund has the right, but not the obligation, to purchase a security at the exercise price during the exercise period. As the writer of a call option, the Fund has the obligation to sell the security at the exercise price during the exercise period. As a holder of a put option, the Fund has the right, but not the obligation, to sell a security at the exercise price during the exercise period. As the writer of a put option, the Fund has the obligation to buy the underlying security at the exercise price during the exercise period.

The premium that the Fund pays when purchasing an option or receives when writing an option will reflect, among other things, the relationship of the exercise price to the market price of the security, the relationship of the exercise price to the volatility of the security, the length of the option period, current interest rates and supply and demand factors. The premium is the market value of an option at the time the contract trade is executed.

A purchaser (holder) of a put option pays a non-refundable premium to the seller (writer) of a put option to obtain the right to sell a specified amount of a security at a fixed price (the exercise price) during a specified period (exercise period). Conversely, the seller (writer) of a put option, upon payment by the holder of the premium, has the obligation to buy the security from the holder of the put option at the exercise price during the exercise period.

Transactions in options written during the year ended May 31, 2015 were as follows:

	Contracts	Premiums
Call Options
Outstanding, beginning of period	2	$556
Options written	127	27,905
Options terminated in closing transactions	(121)	(27,878)
Options exercised	(6)	(204)
Outstanding, end of period	2	$379

	Contracts	Premiums
Put Options
Outstanding, beginning of period	14	$3,121
Options written	20	3,179
Options terminated in closing transactions	(18)	(3,757)
Options expired	(16)	(2,543)
Outstanding, end of period	—	$—

VISIUM EVENT DRIVEN FUND
Notes to Financial Statements (Continued)
May 31, 2015

As of May 31, 2015, the fair value of long positions which served as collateral for options written as well as other derivative instruments including swaps and securities sold short was $2,200,201.

Transactions in purchased options during the year ended May 31, 2015 were as follows:

Contracts
Outstanding, beginning of period	437
Options purchased	3,474
Options terminated in closing transactions	(1,444)
Options exercised	(251)
Options expired	(1,394)
Outstanding, end of period	822

(d)	Short Positions

The Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale.  A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.  For financial statement purposes, an amount equal to the settlement amount is included in the Statement of Assets and Liabilities as a liability.  The amount of the liability is subsequently marked-to-market to reflect the current value of the short positions.  Subsequent fluctuations in the market prices of the securities sold, but not yet purchased, may require purchasing the securities at prices which could differ from the amount reflected in the Statement of Assets and Liabilities.  The Fund is liable for any dividends or interest payable on securities while those securities are in a short position. Such amounts are recorded on the ex-dividend date as a dividend expense. As collateral for its short positions, the Fund is required under the 1940 Act to maintain segregated assets consisting of cash, cash equivalents or liquid securities. The segregated assets are valued consistent with Note 2(a) above. The amount of segregated assets are required to be adjusted daily to the extent additional collateral is required based on the change in fair value of the securities sold short. The Fund’s securities sold short and payable to broker are held with or due to one major security dealer. The Fund does not require this broker to maintain collateral in support of the receivable for proceeds on securities sold short.

(e)	Federal Income Taxes

The Fund complies with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and makes the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes.  Therefore, no federal income tax provision has been provided.

VISIUM EVENT DRIVEN FUND
Notes to Financial Statements (Continued)
May 31, 2015

As of and during the year ended May 31, 2015, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended May 31, 2015, the Fund did not incur any interest or penalties. The Fund is subject to examination by U.S. federal taxing authorities for the tax periods since the commencement of operations.

(f)	Distributions to Shareholders

The Fund will distribute net investment income and net realized long- or short-term capital gains at least annually.  Distributions from net realized gains for book purposes may include short-term capital gains.  All short-term capital gains are included in ordinary income for tax purposes.  Distributions to shareholders are recorded on the ex-dividend date.  The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.

The amounts of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP.  These differences are either temporary or permanent in nature.  To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment.

(g)	Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

(h)	Share Valuation

The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent.  The Fund’s shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading.  The offering and redemption price per share for the Fund is equal to the Fund’s net asset value per share.

(i)	Expenses

Expenses associated with a specific fund in the Trust are charged to that fund.  Common expenses are typically allocated evenly between the funds of the Trust, or other equitable means.

(j)	Other

Investment transactions are recorded on the trade date.  The Fund determines the gain or loss from investment transactions on the identified cost basis by comparing

VISIUM EVENT DRIVEN FUND
Notes to Financial Statements (Continued)
May 31, 2015

the original cost of the security lot sold with the net sale proceeds.  Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

(3)	Federal Tax Matters

The tax character of distributions paid during the year ended May 31, 2015:

May 31, 2015
Ordinary Income	$623,827
Long-Term Capital Gain*	$329,485

*	The Fund designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3).

As of May 31, 2015, the components of accumulated earnings on a tax basis were as follows:

Cost basis of investments for federal income tax purposes	$22,379,402
Gross tax unrealized appreciation	1,360,063
Gross tax unrealized depreciation	(1,096,495)
Net tax unrealized appreciation	263,568
Undistributed ordinary income	—
Undistributed long-term capital gain	165,088
Total distributable earnings	165,088
Other accumulated losses	(835,937)
Total accumulated losses	$(407,281)

The tax basis of investments for tax and financial reporting purposes differs principally due to the deferral of losses on wash sales.

At May 31, 2015, the Fund deferred, on a tax basis, post-October capital losses of $300,276 and late-year ordinary losses of $127,397.

Additionally, U.S. generally accepted accounting principles require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the year ended May 31, 2015, the following table shows the reclassifications made:

Undistributed Net
Net Investment	Accumulated Net
Income/(Loss)	Gain/(Loss)	Paid In Capital
$300,626	$(300,626)	—

VISIUM EVENT DRIVEN FUND
Notes to Financial Statements (Continued)
May 31, 2015

(4)	Investment Adviser

The Trust has entered into an Investment Advisory Agreement (the “Agreement”) with Visium Asset Management, LP (the “Adviser”) to furnish investment advisory services to the Fund.  Under the terms of the Agreement, the Trust, on behalf of the Fund, compensates the Adviser for its management services at the annual rate of 1.25% of the Fund’s average daily net assets.

The Adviser has contractually agreed to waive its management fees and/or reimburse the Fund’s other expenses at least through July 31, 2016 to the extent necessary to ensure that the Fund’s total annual operating expenses (exclusive of dividends on short positions, brokerage and commission expenses, interest and tax expenses, distribution fees and extraordinary, non-recurring expenses and acquired fund fees and expenses) do not exceed an annual rate of 1.75% and 2.00% (the “Expense Limitation Cap”) of the Fund’s average daily net assets for Institutional Class and Investor Class shares, respectively.  Any such waiver or reimbursement is subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than the Fund’s Expense Limitation Cap; provided, however, that the Adviser shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed.  The following table shows the remaining waived or reimbursed expenses subject to potential recovery expiring:

May 31, 2017	$222,111
May 31, 2018	$214,791

(5)	Distribution and Shareholder Servicing Plans

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), on behalf of the Fund, which authorizes it to pay Quasar Distributors, LLC (the “Distributor”) a distribution fee of 0.25% of the Fund’s average daily net assets of Investor Class shares for services to prospective Fund shareholders and distribution of Fund shares.  The following table details the fees earned pursuant to the 12b-1 Plan during the year ended May 31, 2015, as well as the fees owed as of May 31, 2015.

	Incurred	Owed
Investor Class	$225	$122

The Trust adopted a shareholder servicing plan (the “Shareholder Servicing Plan”) on behalf of the Fund which authorizes it to pay up to 0.10% of the Fund’s average daily net assets to other financial institutions for shareholder servicing.  The following table details the fees earned pursuant to the Shareholder Serving Plan during the year ended May 31, 2015, as well as the fees owed as of May 31, 2015.

	Incurred	Owed
Institutional Class	$3,555	$8,496
Investor Class	$ 90	$ 62

VISIUM EVENT DRIVEN FUND
Notes to Financial Statements (Continued)
May 31, 2015

(6)	Related Party Transactions

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Fund’s Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses; and reviews the Fund’s expense accruals.  USBFS also serves as the fund accountant and transfer agent to the Fund. U.S. Bank, N.A. (“U.S. Bank”), an affiliate of USBFS, serves as the Fund’s custodian.  The following table details the fees earned for each service during the year ended May 31, 2015, as well as the fees owed as of May 31, 2015.

	Incurred	Owed
Administration	$100,762	$15,870
Accounting	7,890	950
Custody	33,746	6,103
Transfer agent	51,215	8,597

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of USBFS and U.S. Bank.

Certain officers of the Fund are also employees of USBFS.  A Trustee of the Trust is affiliated with USBFS and U.S. Bank.  This same Trustee is an interested person of the Distributor.

The Trust’s Chief Compliance Officer is also an employee of USBFS.  For the year ended May 31, 2015, the Fund was allocated $10,001 of the Trust’s Chief Compliance Officer fee.  At May 31, 2015, the Fund owed fees of $1,661 to USBFS for the Chief Compliance Officer’s services.

VISIUM EVENT DRIVEN FUND
Notes to Financial Statements (Continued)
May 31, 2015

(7)	Capital Share Transactions

Transactions in shares of the Fund were as follows:

	Year Ended	Period Ended
	May 31, 2015	May 31, 2014(1)
Institutional Class
Shares sold	1,049,789	1,133,351
Shares issued from transfer in-kind	—	459,702
Shares redeemed	(99,551)	(111,817)
Shares issued to holders in
reinvestment of distribution	95,956	9,190
Net increase	1,046,194	1,490,426

Investor Class
Shares sold	8,833	7,268
Shares redeemed	(3,471)	(730)
Shares issued to holders in
reinvestment of distribution	534	38
Net increase	5,896	6,576

(1)	The Fund commenced operations on July 31, 2013.

(8)	Investment Transactions

The aggregate purchases and sales of securities, excluding short-term investments and securities sold short for the Fund for the year ended May 31, 2015, were $38,029,442 and $28,763,531, respectively. There were no purchases or sales of U.S. government securities for the Fund.

On May 31, 2014, the Fund accepted, in accordance with the Rule 17a-7 procedures adopted by the Trust, cash and cash equivalents and securities eligible for investment by the Fund as consideration for Fund shares issued (“Transfer in-Kind”) for a net transfer in-kind of $4,603,109.  This was comprised of investments with a fair value as of July 31, 2013 of $5,201,174, which were effectively transferred to the Fund as of that date.  Subsequent to May 31, 2014, the remaining balance due to an affiliate as presented within the Statements of Assets and Liabilities was settled through a transfer in-kind of securities sold short with a fair value of $598,065 as of July 31, 2013.

Report of Independent Registered Public Accounting Firm

To the Shareholders of the Visium Event Driven Fund and
Board of Trustees of Trust for Professional Managers:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Visium Event Driven Fund (the “Fund”), a portfolio of the diversified series constituting Trust for Professional Managers, as of May 31, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two periods then ended, and the financial highlights for each of the periods presented in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2015, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of May 31, 2015, the results of its operations for the year then ended, and the changes in its net assets for each of the two periods then ended, and the financial highlights for each of the periods presented in the year then ended, in conformity with accounting principles generally accepted in the United States of America.

Milwaukee, Wisconsin
July 30, 2015

VISIUM EVENT DRIVEN FUND
Notice of Privacy Policy & Practices
(Unaudited)

We collect non-public personal information about you from the following sources:

•information we receive about you on applications or other forms;

•information you give us orally; and

•information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.  All shareholder records will be disposed of in accordance with applicable law.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

VISIUM EVENT DRIVEN FUND
Additional Information
(Unaudited)

Tax Information

For the fiscal period ended May 31, 2015, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The percentage of dividends declared from ordinary income designated as qualified dividend income was 47.96%.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended May 31, 2015 was 45.00%.

Indemnifications

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund.  In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Information about Trustees

The business and affairs of the Trust are managed under the direction of the Trust’s Board of Trustees.  Information pertaining to the Trustees of the Trust is set forth below.  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 1-855-9VISIUM.

Independent Trustees

Number of
		Term of	Principal	Portfolios	Other
	Position(s)	Office and	Occupation(s)	in Trust	Directorships
Name,	Held with	Length of	During the Past	Overseen	Held by
Address and Age	the Trust	Time Served	Five Years	by Trustee	Trustee

Michael D. Akers, Ph.D.	Trustee	Indefinite	Professor and	38	Independent
615 E. Michigan St.		Term; Since	Chair, Department		Trustee, USA
Milwaukee, WI 53202		August 22,	of Accounting,		MUTUALS
Age: 60		2001	Marquette		(an open-end
			University		investment
			(2004–present).		company with
three portfolios).

Gary A. Drska	Trustee	Indefinite	Pilot, Frontier/	38	Independent
615 E. Michigan St.		Term; Since	Midwest Airlines, Inc.		Trustee, USA
Milwaukee, WI 53202		August 22,	(airline company)		MUTUALS
Age: 58		2001	(1986–present).		(an open-end
investment
company with
three portfolios).

VISIUM EVENT DRIVEN FUND
Additional Information (Continued)
(Unaudited)

Number of
		Term of	Principal	Portfolios	Other
	Position(s)	Office and	Occupation(s)	in Trust	Directorships
Name,	Held with	Length of	During the Past	Overseen	Held by
Address and Age	the Trust	Time Served	Five Years	by Trustee	Trustee

Jonas B. Siegel	Trustee	Indefinite	Retired (2011–	38	Independent
615 E. Michigan St.		Term; Since	present); Managing		Manager,
Milwaukee, WI 53202		October 23,	Director, Chief		Ramius
Age: 71		2009	Administrative		IDF fund
			Officer (“CAO”)		complex (two
			and Chief		closed-end
			Compliance		investment
			Officer (“CCO”),		companies);
			Granite Capital		Independent
			International		Trustee, Gottex
			Group, L.P. (an		Trust (an open-
			investment		end investment
			management		company with
			firm) (1994–		one portfolio)
			2011).		(2010–2015);
Independent
Trustee, Gottex
Multi-Asset
Endowment
fund complex
(three closed-
end investment
companies)
(2010–2015);
Independent
Trustee, Gottex
Multi-
Alternatives
fund complex
(three closed-
end investment
companies)
(2010–2015).

VISIUM EVENT DRIVEN FUND
Additional Information (Continued)
(Unaudited)

Number of
		Term of	Principal	Portfolios	Other
	Position(s)	Office and	Occupation(s)	in Trust	Directorships
Name,	Held with	Length of	During the Past	Overseen	Held by
Address and Age	the Trust	Time Served	Five Years	by Trustee	Trustee

Interested Trustee and Officers

Joseph C. Neuberger(1)	Chairperson	Indefinite	Executive Vice	38	Trustee, Buffalo
615 E. Michigan St.	and	Term; Since	President, U.S.		Funds (an open-
Milwaukee, WI 53202	Trustee	August 22,	Bancorp Fund		end investment
Age: 53		2001	Services, LLC		company with
			(1994–present).		ten portfolios);
Trustee, USA
MUTUALS (an
open-end
investment
company with
three portfolios).

John Buckel	President	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	and	Term; Since	Administrator,
Milwaukee, WI 53202	Principal	January 24,	U.S. Bancorp Fund
Age: 57	Executive	2013	Services, LLC
	Officer		(2004–present).

Jennifer A. Lima	Vice	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	President,	Term; Since	Administrator,
Milwaukee, WI 53202	Treasurer	January 24,	U.S. Bancorp
Age: 41	and	2013	Fund Services,
	Principal		LLC (2002–
	Financial and		present).
Accounting
Officer

Adam W. Smith	Secretary	Indefinite	Vice President,	N/A	N/A
615 E. Michigan St.		Term; Since	U.S. Bancorp Fund
Milwaukee, WI 53202		May 29,	Services, LLC
Age: 33		2015	(April 2012–present);
Research Associate,
Vista360, LLC (May
2010–April 2012).

Anita M. Zagrodnik	Chief	Indefinite	Senior Vice President,	N/A	N/A
615 E. Michigan St.	Compliance	Term;	U.S. Bancorp Fund
Milwaukee, WI 53202	Officer, Vice	Since	Services, LLC
Age: 55	President	July 1, 2014	(January 2014–present);
	and Anti-		Senior Vice President,
	Money		Ariel Investments, LLC,
	Laundering		(2010–2013); Vice
	Officer		President, Ariel Investments,
LLC (2003–2010).

VISIUM EVENT DRIVEN FUND
Additional Information (Continued)
(Unaudited)

Number of
		Term of	Principal	Portfolios	Other
	Position(s)	Office and	Occupation(s)	in Trust	Directorships
Name,	Held with	Length of	During the Past	Overseen	Held by
Address and Age	the Trust	Time Served	Five Years	by Trustee	Trustee

Jesse J. Schmitting	Assistant	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	Treasurer	Term; Since	Administrator,
Milwaukee, WI 53202		July 21,	U.S. Bancorp Fund
Age: 33		2011	Services, LLC
(2008–present).

Cullen O. Small	Assistant	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	Treasurer	Term; Since	Administrator,
Milwaukee, WI 53202		January 22,	U.S. Bancorp Fund
Age: 28		2015	Services, LLC
(2010–present).

Kelly A. Burns	Assistant	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	Treasurer	Term; Since	Administrator,
Milwaukee, WI 53202		April 23,	U.S. Bancorp Fund
Age: 27		2015	Services, LLC
(2011–Present);
Student, Illinois State
University (2006–2011).

Melissa Aguinaga	Assistant	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	Treasurer	Term; Since	Administrator,
Milwaukee, WI 53202		July 1,	U.S. Bancorp Fund
Age: 27		2015	Services, LLC
(2010–present).

(1)
Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act.  Mr. Neuberger is an interested person of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC, the Fund’s distributor.

A NOTE ON FORWARD LOOKING STATEMENTS (Unaudited)

Except for historical information contained in this report for the Fund, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Securities Litigation Reform Act of 1995.  These include any Adviser or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets.  These statements involve risks and uncertainties.  In addition to the general risks described for the Fund in the current Prospectus, other factors bearing on this report include the accuracy of the Adviser’s or portfolio manager’s forecasts and predictions, and the appropriateness of the investment programs designed by the Adviser or portfolio manager to implement their strategies efficiently and effectively.  Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Fund to differ materially as compared to benchmarks associated with the Fund.

ADDITIONAL INFORMATION (Unaudited)

The Fund has adopted proxy voting policies and procedures that delegate to the Adviser the authority to vote proxies.  A description of the Fund’s proxy voting policies and procedures is available without charge, upon request, by calling the Fund toll free at 1-855-9VISIUM.  A description of these policies and procedures is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Fund’s proxy voting record during the most recent 12-month period ended June 30 is available without charge, either upon request by calling the Fund toll free at 1-855-9VISIUM or by accessing the SEC’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends.  The Fund files the schedule of portfolio holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters).  Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at http://www.sec.gov.  Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the public reference room may be obtained by calling 1-202-551-8090 (direct) or 1-800-SEC-0330 (general SEC number).

HOUSEHOLDING (Unaudited)

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Fund reasonably believes are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-855-9VISIUM to request individual copies of these documents.  Once the Fund receives notice to stop householding, the Fund will begin sending individual copies 30 days after receiving your request.  This policy does not apply to account statements.

(This Page Intentionally Left Blank.)

VISIUM EVENT DRIVEN FUND

Investment Adviser	Visium Asset Management, LP
888 Seventh Avenue, 22nd Floor
New York, New York 10019

Independent Registered Public	Deloitte & Touche LLP
Accounting Firm	555 East Wells Street
Milwaukee, Wisconsin 53202

Legal Counsel	Godfrey & Kahn, S.C.
780 North Water Street
Milwaukee, Wisconsin 53202

Custodian	U.S. Bank, N.A.
Custody Operations
1555 North River Center Drive
Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent, Fund Accountant and	U.S. Bancorp Fund Services, LLC
Fund Administrator	615 East Michigan Street
Milwaukee, Wisconsin 53202

Distributor	Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is incorporated by reference to the Registrant’s Form N-CSR filed on August 6, 2014.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Dr. Michael Akers is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR. Dr. Akers holds a Ph.D. in accountancy and is a professor of accounting at Marquette University in Milwaukee, Wisconsin.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past fiscal year.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal year.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed or expected to be billed for the last fiscal year for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 5/31/15	FYE 5/31/14
Audit Fees	$24,100	$18,075
Audit-Related Fees	0	0
Tax Fees	5,100	2,835
All Other Fees	0	0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Deloitte & Touche. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 5/31/15	FYE 5/31/14
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last year.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 5/31/14	FYE 5/31/14
Registrant	$0	$0
Registrant’s Investment Adviser	0	0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)  Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)  Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to previous Form N-CSR filed August 6, 2014.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Trust for Professional Managers

By (Signature and Title)*    /s/John Buckel
John Buckel, President

Date    August 5, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/ John Buckel
John Buckel, President

Date    August 5, 2015

By (Signature and Title)*    /s/ Jennifer Lima
Jennifer Lima, Treasurer

Date    August 5, 2015

* Print the name and title of each signing officer under his or her signature.